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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

PRIMAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-46494 (Commission File Number)	36-4170318 (IRS Employer Identification No.)
18881 Von Karman Avenue Suite 500 Irvine, California 92612 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 260-1500

Item 7.01. Regulation FD Disclosure.

        On September 16, 2005, Primal Solutions, Inc. ("Primal" or the "Company") mailed to its stockholders of record its proxy materials in connection with the forthcoming 2005 Annual Meeting of Stockholders to be held on October 27, 2005 (the "Annual Meeting"). Because Primal does not have a class of its securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), it is not required to "file" its proxy materials with the Securities and Exchange Commission (the "SEC") pursuant to the requirements of the Exchange Act, but rather, it is required to "furnish" such materials to the SEC at the time such materials have been sent to Primal's stockholders of record.

        At the Annual Meeting, stockholders of record will be asked to vote, either in person or by proxy, on the (1) election of a Board of Directors and (2) ratification of the appointment of Haskell & White LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

        The information set forth above is qualified in its entirety by the Proxy Statement, a copy of which is attached as an exhibit to this Form 8-K.

        The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Proxy Materials, including the Proxy Statement, of Primal Solutions, Inc. in Connection with the Company's 2005 Annual Meeting of Stockholders.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2005	PRIMAL SOLUTIONS, INC.
	By:	/s/ WILLIAM C. BOUSEMA William C. Bousema Chief Financial Officer

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SIGNATURE